SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CBRE Global Real Estate Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CBRE GLOBAL REAL ESTATE INCOME FUND
555 East Lancaster Avenue, Suite 120
Radnor, Pennsylvania 19087
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2025
Notice is hereby given that an Annual Meeting of Shareholders of CBRE Global Real Estate Income Fund (the “Trust”) will be held at the offices of CBRE Investment Management Listed Real Assets LLC, 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087, on October 9, 2025 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting is being held for the purpose of considering the proposal set forth below and to transact such other business as may properly be brought before the Annual Meeting.
1.	To elect one trustee for the Trust to hold office for the term indicated in the attached Proxy Statement or until their successor shall be elected and qualified.
2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Trust (the “Board”), including the independent trustees, unanimously recommend that you vote “FOR” the proposal.
We encourage you to contact the Trust toll free at 1-888-711-4272 from 9:00 a.m. to 5:00 p.m., Eastern Time, if you have any questions. The Board has fixed the close of business on August 8, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date, and return the enclosed proxy in the postage-paid envelope provided so your shares will be represented at the Annual Meeting. The proxy statement also is available online at www.proxyvote.com.
The Annual Meeting is currently planned to take place at a physical location. However, due to ongoing concerns regarding COVID-19, the Trust is planning for the possibility that the Annual Meeting may be held virtually, by means of remote communication or via a live webcast, with the potential for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at www.cbreim.com/igr as soon as practicable before the Annual Meeting. The

Trust recommends that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the Annual Meeting before planning to attend in person.
CBRE Global Real Estate Income Fund
By Order of the Board of Trustees

/s/ Jeff C. Chang
Jeff C. Chang, Secretary
August 29, 2025
It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the accompanying postage-paid envelope. The proxy statement also is available online at www.proxyvote.com. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have previously submitted. Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card today. You may revoke your proxy at any time prior to the Annual Meeting.

CBRE GLOBAL REAL ESTATE INCOME FUND

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2025
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and the “Trustees”) of CBRE Global Real Estate Income Fund (the “Trust”) to be voted at the annual meeting of shareholders of the Trust to be held on October 9, 2025 and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of CBRE Investment Management Listed Real Assets LLC (“CBRE” or the “Adviser”), 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087. This Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about September 5, 2025.
This Proxy Statement will give you the information you need to vote on the proposal listed on the accompanying Notice of Annual Meeting of Shareholders (the “Notice of Annual Meeting”). Much of the information in this Proxy Statement is required by the rules of the U.S. Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you do not understand, please contact us at our toll-free number at 1-888-711-4272.
The cost of soliciting proxies will be borne by the Trust. In addition, certain officers, directors and employees of the Trust, CBRE and the Trust’s administrator (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.
Upon request, the Trust will furnish to shareholders, without charge, a copy of its annual report or more recent semi-annual report succeeding the annual report. The annual or semi-annual report for the Trust may be obtained by calling 1-888-711-4272. The Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust’s shares are registered under the Securities Act of 1933, as amended.
GENERAL INFORMATION
Why is a shareholder meeting being held?
The common shares of the Trust are listed on the New York Stock Exchange (the “NYSE”), which requires the Trust to hold an annual meeting of shareholders.

1

What proposal will be voted on?
As described in more detail in this Proxy Statement, shareholders of the Trust are being asked to elect one Class III Trustee (the “Proposal”).
Will my vote make a difference?
Yes! Your vote is important and will make a difference in the governance of the Trust, no matter how many shares you own.
Who is asking for my vote?
The enclosed proxy is being solicited by the Board for use at the Annual Meeting to be held on October 9, 2025 and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the accompanying Notice of Annual Meeting.
How do I vote?
If you do not expect to be present at the Annual Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the Annual Meeting in accordance with your instructions. However, if no instructions are specified on the proxy, the proxy will be voted “FOR” the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Annual Meeting. Shareholders may revoke their proxy at any time prior to the time they are voted by delivering a subsequently dated proxy.
If you wish to vote your shares or revoke a previous proxy at the Annual Meeting, and you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares of record, you must request a legal proxy from the bank, broker-dealer or other third party intermediary. Any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.
How does the Board recommend that shareholders vote on the Proposal?
The Board unanimously recommends that you vote “FOR” the Proposal.
Who is eligible to vote?
Shareholders of record of the Trust at the close of business on August 8, 2025 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote,

2

your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the discretion of the persons named as proxies unless you specify otherwise in your proxy.
How many shares of the Trust were outstanding as of the record date?
As of the Record Date, the Trust had 151,094,091 common shares outstanding.
THE PROPOSAL: TO ELECT A TRUSTEE
Who is the nominee for Trustee of the Trust?
The Trustees of the Trust are classified into three classes, as set forth below. The Trust’s Class III Trustee is currently standing for re-election.
Class I Trustees
Mr. T. Ritson Ferguson and Ms. Heidi Stam are the Class I Trustees. It is currently anticipated that Mr. Ferguson and Ms. Stam will next stand for re-election at the 2026 annual meeting of shareholders.
Class II Trustees
Messrs. Peter Finnerty and Asuka Nakahara are the Class II Trustees. It is currently anticipated Mr. Nakahara and Mr. Finnerty will stand for re-election at the 2027 annual meeting of shareholders.
Class III Trustee
Ms. Leslie E. Greis is a Class III Trustee. Ms. Greis is standing for re-election at the Annual Meeting.
The Class III Trustee of the Trust (the “Nominee”) will hold office for three years or until their successor shall have been elected and qualified. The other Trustees of the Trust will continue to serve under their current terms and, unless otherwise noted above, are expected to be proposed for re-election at subsequent annual meetings of shareholders as indicated above. The Nominee is currently a Trustee of the Trust. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Nominee. The Nominee has indicated that she has consented to serve as a Trustee if elected at the Annual Meeting. If the Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

3

Certain information concerning the Trustees, including the Nominee, is set forth in the table below. Except as indicated in the table, each individual has held the office shown or other offices in the same company for the last five years. The “interested” Trustee (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk (*). Independent Trustees are those who are not interested persons of the Trust or CBRE and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (the “Independent Trustees”). Mr. Ferguson and Mr. Nakahara have each served as a Trustee since the Trust commenced operations on February 18, 2004. Ms. Greis, Ms. Stam and Mr. Finnerty were appointed to the Board as of January 1, 2019, June 1, 2020 and July 31, 2024, respectively. Each Trustee is expected to serve a three-year term concurrent with the class of Trustees in which he or she serves. The business address of each Trustee is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.
Interested Trustee

Name (Year of Birth)	Positions Held with the Trust	Principal Occupation(s) During the Past 5 Years	Other Directorships Held During the Past 5 Years
T. Ritson Ferguson* (1959)	Trustee
Senior Fellow at Wharton Real Estate Center (since 2022); Managing Director of TRF3 Advisors (since 2022); Independent Investment Committee Member of CBRE Investment Management Listed Real Assets LLC (since 2022); Vice Chairman (since 2021) of CBRE Investment Management Listed Real Assets LLC
Hudson Pacific Properties, Inc. (as of September 12, 2025); Templeton World Charity Foundation (since July 2023); Duke Management Company (DUMAC) (since 2018)

*	“Interested person” of the Trust as defined in the 1940 Act. Mr. Ferguson is an interested person due to his employment with the Adviser.

4

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years	Other Directorships Held During the Past 5 Years
Asuka Nakahara (1956)	Trustee
Co-Founder, Incompass Labs (since 2022); Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, (since 1999); Practice Professor of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009)
Incompass Labs (since 2022); Comcast Corporation (since February 2017)
Leslie E. Greis (1958)	Trustee	Founder and Managing Member, Perennial Capital Advisors, LLC (since 2003)	AIM Mutual Insurance, Inc. (2016); Kinefac Corporation (since 2009)
Peter Finnerty (1963)	Trustee/Audit Committee Financial Expert	Partner, PwC (1996 - 2024)	Lincoln Variable Insurance Products Trust (since 2024)
Heidi Stam (1956)	Trustee	Managing Director and General Counsel, The Vanguard Group, Inc. (2005 - 2016)
Bridge Builder Trust (since 2022); Edward Jones Money Market Fund (since 2022); Investor Advisory Committee, U.S. Securities and Exchange Commission (2017 - 2021); National Adjudicatory Council, FINRA (2017 - 2021)

No Nominee is a party adverse to the Trust, or any of its affiliates, in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Trust.
Who are the Officers of the Trust?
Information about the Trust’s principal executive officers is set forth below. Mr. Smith was appointed President and Chief Executive Officer effective January 1, 2022. Mr. Blome was appointed Chief Financial Officer on February 16, 2006. Mr. Chang was appointed Secretary and Chief Compliance Officer on January 1, 2023. Each of the Trust’s officers also serves as an officer of the Adviser. The business address of each of the Trust’s officers is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.

5

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During the Past 5 Years
Joseph P. Smith (1968)	President and Chief Executive Officer	Chief Investment Officer—Listed Real Assets of CBRE Investment Management Listed Real Assets LLC (since 2021); Co-Chief Investment Officer of CBRE Clarion Securities LLC (2016 - 2020)
Jonathan A. Blome (1977)	Chief Financial Officer	Chief Operating Officer (since 2021) and Chief Financial Officer and Director of Operations (since 2011) of CBRE Investment Management Listed Real Assets LLC
Jeff C. Chang (1973)	Secretary and Chief Compliance Officer	Chief Compliance Officer (since 2023) of CBRE Investment Management Listed Real Assets LLC; Chief Compliance Officer of First Quadrant, LLC (2012 - 2022)

What are the Committees of the Board?
The Trustees have determined that the efficient conduct of the Trust’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.
Audit Committee. The Trust has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, composed of all of the Trust’s Independent Trustees who are “independent” as that term is defined in the NYSE’s listing standards pertaining to closed-end funds and as defined in the 1940 Act. The Audit Committee is charged with (i) oversight of the Trust’s financial statements and the independent audit thereof and (ii) selecting and evaluating a firm of independent accountants for the Trust and reviewing accounting matters with the accountants. The Audit Committee is governed by a written charter, which is attached to this Proxy Statement as Appendix A.
The Audit Committee presents the following report:
The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Trust with management of the Trust; (ii) the Audit Committee discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standard No. 1301; (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by the Public

6

Company Accounting Oversight Board and has discussed with the accountants the accountants’ independence; and (iv) the Audit Committee recommended to the Board of Trustees of the Trust that the financial statements be included in the Trust’s Annual Report for the past fiscal year.
Nominating Committee. The Trust has a Nominating Committee, which performs the functions set forth in the Trust’s Nominating Committee Charter. The Nominating Committee is composed of all of the Trust’s Independent Trustees. The Nominating Committee Charter is attached to this Proxy Statement as Appendix B.
As part of its duties, the Nominating Committee nominates individuals for Independent Trustee membership on the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate.
The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing, which must include the following information:
•	The name of the shareholder and evidence of the person’s ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and
•
The name of the candidate, the candidate’s resume or a listing of their qualifications to be a trustee of the Trust and the nominee’s consent to be named as a trustee if selected by the Nominating Committee and nominated by the Board.

The shareholder recommendation and related information described above must be sent to the Trust’s Secretary, c/o the Adviser, at 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders. The Nominating Committee believes that the minimum qualifications for serving as a trustee of the Trust are that a candidate demonstrate, by significant accomplishment in their field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both their professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, independence from management and the Trust and other attributes described in the Nominating Committee Charter attached as Appendix B. The Nominating

7

Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Trust does not pay any third party a fee to assist in the process of identifying and evaluating candidates.
Does the Trust have a policy with respect to the attendance of Trustees at the Annual Meeting?
The Trust does not, as a matter of policy, require Trustees who are standing for election at an annual meeting to attend such annual meeting. The Independent Trustees did not attend the annual meeting of the Trust held on October 10, 2024.
How can shareholders send communications to the Board?
Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Trustees with whom you wish to communicate by either name or title. All such correspondence should be sent to the Secretary of the Trust at 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.
Do the Trustees own shares of the Trust?
The following table shows the dollar range of equity securities beneficially owned by the Interested Trustee and each Independent Trustee as of June 30, 2025 or a more recent date. Dollar amount ranges disclosed are set forth as established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Dollar Range of Equity Securities in the Trust
Interested Trustee
T. Ritson Ferguson	$ 500,001-$1,000,000
Independent Trustees
Asuka Nakahara	$100,001-$500,000
Leslie E. Greis	$100,001-$500,000
Peter Finnerty	$0
Heidi Stam	$100,001-$500,000

As of June 30, 2025, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

8

The following table shows the securities owned beneficially or of record by the Independent Trustees, or their immediate family members, of CBRE or any person controlling, controlled by or under common control with the Adviser or the Trust’s principal underwriters as of June 30, 2025 or a more recent date.

Independent Trustee	Name of Owner(s) and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Asuka Nakahara	Same	Trammel Crow Company Acquisitions II, L.P. (“TCC, LP”)	Limited Partnership Interest	$(5,367)*	0.38%*

*
The value shown is as of December 31, 2024. Mr. Nakahara first acquired an interest in TCC, LP in April 2006. TCC LP’s general partner was acquired by CBRE Group, Inc. in December 2006. CBRE Group, Inc. owns a majority interest in the Adviser.

How often do the Trustees meet?
The Board held five meetings during the calendar year ended December 31, 2024. Two meetings of the Audit Committee of the Trust were held during the calendar year ended December 31, 2024. Three meetings of the Nominating Committee of the Trust were held during the calendar year ended December 31, 2024. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he or she serves) held during the calendar year ended December 31, 2024, other than Mr. Finnerty, who was appointed to the Board effective July 31, 2024.
What are the Trustees paid for their services?
Fees, salaries or other remuneration of officers of the Trust who also serve as officers or employees of the Adviser are borne by the Adviser. The Trust’s principal executive officers did not receive any compensation or expense reimbursement from the Trust for the fiscal year ended December 31, 2024. The Trust reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Trust. The table below sets forth the total compensation paid to the Interested Trustee for the calendar year ended December 31, 2024.

Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement
T. Ritson Ferguson	$0	Not Applicable	Not Applicable

9

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2024.

Independent Trustees	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement
Asuka Nakahara	$50,000	Not Applicable	Not Applicable
Leslie E. Greis	$50,000	Not Applicable	Not Applicable
Peter Finnerty	$25,000	Not Applicable	Not Applicable
Heidi Stam	$50,000	Not Applicable	Not Applicable

What are the Trustees’ qualifications?
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during their tenure in concluding that each Trustee should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a trustee of the Trust, is as follows:
The Board has concluded that Mr. Ferguson should continue to serve as a Trustee because of the experience he has gained in establishing and leading the business of the Adviser. Mr. Ferguson founded the Adviser, along with Mr. Jarrett Kling and Mr. Ken Campbell, in 1991, currently serves as Independent Investment Committee Member, and was previously the Vice Chairman, Chief Executive and Co-Chief Investment Officer. Mr. Ferguson has substantial experience in the real estate investment management business and has gained additional understanding of the Trust’s business by serving as a Trustee since 2004.
The Board has concluded that Ms. Greis should continue to serve as a Trustee because of her background in real estate investment, including her industry experience as the founder and Chief Investment Officer of an independent investment management firm dedicated exclusively to investing in private real estate, and the experience she has gained serving as a Trustee since 2019.

10

The Board has concluded that Mr. Nakahara should continue to serve as a Trustee because of his background in real estate, including his academic and industry experience, his knowledge of the financial services industry and the experience he has gained serving as a Trustee since 2004.
The Board has concluded that Mr. Finnerty should continue to serve as a Trustee because of his general financial acumen, including the experience he gained as a partner at a large public accounting firm. Mr. Finnerty has substantial experience in and knowledge of registered fund accounting and auditing.
The Board has concluded that Ms. Stam should continue to serve as a Trustee because of her significant experience as a managing executive and general counsel of a registered investment adviser, and as a senior staff member of the SEC, and the experience she has gained serving as a Trustee since 2020. Ms. Stam has substantial experience in and knowledge of the investment management industry, investment company regulation and operations, shareholder relations and fund governance which provides her with additional perspective on the operation and management of the Trust.
The Board believes that, collectively, the Trustees have the appropriate experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Adviser, other service providers, legal counsel and the Trust’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment and a commitment to the representation of the interests of the Trust and its shareholders.
In its periodic assessment of the effectiveness of the Board, the Board considers the skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.
In the future, when the Board determines to add a new trustee or replace a departing Trustee, the Board intends to consider not only a candidate’s experience, qualifications, attributes, and skills, but also whether the candidate’s background would add to the Board’s diversity.
*************************

11

Mr. Ferguson, the Chairman of the Board, is not an Independent Trustee. He previously served as the Trust’s President and Chief Executive Officer and currently serves as Independent Investment Committee Member of the Adviser. As Chairman, Mr. Ferguson’s duties include setting the agenda for each Board meeting in consultation with the Trust’s other officers (who are employed by the Adviser), as well as the Trust’s external legal counsel, counsel to the Independent Trustees, auditors and administrator. Mr. Ferguson also presides at each Board meeting, meets with the Trust’s other officers between Board meetings, and facilitates communication, coordination and an orderly and efficient flow of information and input among the Trustees, the Trust’s officers and other employees of the Adviser. The Trust has not appointed a Lead Independent Trustee. Mr. Finnerty serves as Chairman of the Trust’s Audit Committee and is the Audit Committee Financial Expert. Mr. Nakahara serves as Chairman of the Trust’s Nominating Committee. The Trustees have determined that the Board’s leadership by Mr. Ferguson, as Chairman of the Board, and Mr. Finnerty and Mr. Nakahara, as Chairman of the Audit Committee and Chairman of the Nominating Committee, respectively, is appropriate because they believe it appropriately reflects the relationships among the Trustees, the Adviser and the Trust’s other officers. The Trustees exercise their independent judgment in evaluating and managing the Trust’s relationship with the Adviser, as well as the performance of the Trust’s officers and other service providers.
What are the Trust’s Risk Management procedures?
The Trust is subject to investment, compliance and operational risks, among others. Like most investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser and the Trust’s administrator. The Trustees are responsible for overseeing the Trust’s service providers and, accordingly, oversee their respective risk management practices, as applicable to the Trust. Each service provider has its own risk management practices, and its policies and methods of risk management may differ from the Trust’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Adviser is responsible for the mitigation of investment risk within the parameters of the Trust’s investment objectives, strategies and guidelines. The Adviser provides a detailed report on investment performance at each quarterly Board meeting. Among other things, the Board also reviews information about the Trust’s investments, including portfolio holdings, investment performance and the factors impacting performance during the period.

12

Compliance risk derives from the failure (or perceived failure) to comply with laws, regulations or standards. Under the guidance of its Chief Compliance Officer, the Trust maintains a comprehensive compliance program designed to ensure compliance with laws applicable to its business, thereby mitigating compliance risk. The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and, at least annually, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Trust’s administrator. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Trust’s administrator, transfer agent and custodian provide the Trust with reports detailing their respective operating controls and procedures. The Trust’s officers review those reports in the context of the Trust’s day-to-day operations, preparation of financial reports and compliance with applicable regulations. The officers provide the Board with summary reports relating to operational controls and procedures. The Trustees also receive reports directly from the administrator, relating to matters such as valuation, financial reporting and portfolio compliance, and from the custodian, relating to the Trust’s custody arrangements. The Adviser provides the Board with periodic reports that enable the Trustees to oversee the Adviser, as the Board’s valuation designee, in monitoring and assessing material risks associated with fair valuation determinations, including material conflicts of interest.
Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.
The Board recognizes that not all risks that may affect the Trust can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

13

What is the vote required for the Proposal?
The holders of the Trust’s common shares will have equal voting rights (i.e., one vote per share), and will vote together as a single class with respect to the election of Ms. Greis. The affirmative vote of a plurality of the shares of the Trust present at the Annual Meeting at which a quorum is present is necessary to approve the Proposal.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.

14

ADDITIONAL INFORMATION
Investment Adviser
CBRE acts as the Trust’s investment adviser. CBRE is responsible for the day-to-day management of the Trust’s assets. CBRE is located at 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.
As of June 30, 2025, CBRE had approximately $10.2 billion in assets under management. CBRE is an indirect majority-owned subsidiary of CBRE Group, Inc. (“CBRE Group”), a Fortune 500 and S&P 500 company headquartered in Dallas, Texas. CBRE Group is a global provider of integrated services to commercial real estate investors and occupiers. The principal business address of CBRE Group is 2121 North Pearl Street, Suite 300, Dallas, Texas 75201. CBRE is part of CBRE Investment Management, the independently-operated real estate investment management business unit of CBRE Group. CBRE Investment Management’s assets under management totalled approximately $153.3 billion as of June 30, 2025.
Administrator
The Bank of New York, located at 240 Greenwich Street, New York, New York 10286, serves as the Trust’s administrator.
Independent Auditor
KPMG LLP (“KPMG”) has been selected as the independent auditor by the Audit Committee of the Trust and ratified by a majority of the Board, including a majority of the Independent Trustees by vote cast in person, to audit the accounts of the Trust for and during the Trust’s fiscal year ending in 2025. The Trust does not know of any direct or indirect financial interest of KPMG in the Trust.
Representatives from KPMG are not expected to be present at the Annual Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Annual Meeting.
Audit Fees
The aggregate fees billed by KPMG to the Trust for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 were $71,609 and $69,000, respectively.

15

Audit-Related Fees
The aggregate fees billed by KPMG to the Trust for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for the calendar years ended December 31, 2024 and December 31, 2023 were $25,000 and $12,000, respectively.
Tax Fees
The aggregate fees billed by KPMG to the Trust for professional services rendered for tax compliance, tax advice, and tax planning for the calendar years ended December 31, 2024 and December 31, 2023 were $25,000 and $24,720, respectively.
All Other Fees
The aggregate fees billed by KPMG to the Trust for services other than those described above for the calendar years ended December 31, 2024 and December 31, 2023 were $0 and $0, respectively.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by KPMG to the Trust, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the calendar years ended December 31, 2024 and December 31, 2023 were $302,500 and $287,720, respectively.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures, which are included in the Audit Committee Charter, attached as Appendix A hereto. The Audit Committee has pre-approved all audit and non-audit services provided by KPMG for the Trust, and all non-audit services provided by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, which are related to the operations of the Trust. None of the hours expended on KPMG’s engagement to audit the Trust’s financial statements for the periods set forth above were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.
Principal Shareholders
As of the Record Date, to the knowledge of the Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of the Trust.

16

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Trust’s officers and Trustees, certain officers of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of the Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Trust’s review of the copies of such forms effecting the Section 16 filings received by it, the Trust believes that for the fiscal year ended December 31, 2024, all filings applicable to such persons were completed and filed.
Deadline for Shareholder Proposals
Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the 2026 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Trust’s principal executive offices by May 1, 2026. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trust at the Trust’s principal executive offices not later than July 15, 2026.
Privacy Principles of the Trust
The Trust is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).
The Trust restricts access to non-public personal information about the shareholders to employees of the Adviser with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

17

Voting
The Board has fixed the close of business on August 8, 2025 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Trust on that date will be entitled to one vote on each matter to be voted on by the Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. The presence in person or by proxy of shareholders owning a majority of the shares entitled to vote on any matter is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of the Trust present at the Annual Meeting at which a quorum is present is necessary to approve the Proposal.
In the event that a quorum of shareholders is not represented at the Annual Meeting, the meeting may be adjourned by a majority of the shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment provided that any adjourned meeting is held not later than 120 days after the record date. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.
For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote withholding authority to elect the Nominee.
The Annual Meeting is currently planned to take place at a physical location. However, due to ongoing concerns regarding COVID-19, the Trust is planning for the possibility that the Annual Meeting may be held virtually, by means of remote communication or via a live webcast, with the potential for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at www.cbreim.com/igr as soon as

18

practicable before the Annual Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the Annual Meeting before planning to attend in person.
Other Matters
No business other than the matter described above is expected to come before the Annual Meeting, but should any matter incident to the conduct of the Annual Meeting or any question as to an adjournment of the Annual Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.
A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Adviser, 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.
CBRE Global Real Estate Income Fund
By Order of the Board of Trustees

/s/ Joseph P. Smith
Joseph P. Smith
President and Chief Executive Officer
Dated: August 29, 2025

19

APPENDIX A
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER1
OF
CBRE GLOBAL REAL ESTATE INCOME FUND
I.	PURPOSE OF THE AUDIT COMMITTEE
The purpose of the Audit Committee (the “Audit Committee”) of the Board of Trustees (hereinafter, the “Board”) of CBRE Global Real Estate Income Fund (hereinafter, the “Trust”) is to oversee the accounting and financial reporting processes of the Trust and oversee the audits of the Trust’s financial statements. In particular, and as more fully set forth in Sections IV, V and IX of this Audit Committee Charter (“Charter”), the Audit Committee will:
(a)	assist in the Board’s oversight of:
(i)	the integrity of the Trust’s financial statements;
(ii)	the Trust’s compliance with legal and regulatory requirements;
(iii)	the qualifications and independence of the Trust’s independent auditor (“the Independent Auditor”); and
(iv)	the performance of the Trust’s internal audit function and the Independent Auditor;
(b)	oversee the preparation of an Audit Committee report in accordance with the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Trust’s annual proxy statement;
(c)
approve the Independent Auditor and its compensation, and receive reports from the Independent Auditor regarding its work. The Board and the Trust’s shareholders shall have such rights to approve, ratify and replace the Independent Auditor as required by applicable law; and

(d)
assist the Board with respect to its obligation to ensure that the Audit Committee functions in a manner consistent with the requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations promulgated by the SEC pursuant to Sarbanes-Oxley and the listing standards (“NYSE Company Guide”) promulgated by the New York Stock Exchange (“NYSE”).

[1]
This Amended and Restated Audit Committee Charter was first ratified and approved by the Audit Committee of the Board of Trustees of the Trust on August 30, 2006 and amended on February 15, 2007, September 5, 2012, February 12, 2018, February 18, 2021, September 30, 2021 and August 8, 2025.

A-1

II.	COMPOSITION OF THE AUDIT COMMITTEE
The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be:
(a)	a trustee (“Independent Trustee”) who is not an “interested person” of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and
(b)	a trustee whom the Board has determined does not have a material relationship with the Trust that would interfere with the exercise of independent judgment.
Service by a trustee on the board of directors/trustees of any other public company (or companies) shall not be an impediment to the qualification of such trustee to serve on the Audit Committee unless the Board determines that such service will impair the ability of such trustee to serve effectively on the Audit Committee, or unless such service would otherwise render such trustee unable to meet the qualification standards set forth in this charter.
Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Trust’s balance sheets, income statements and cash flow statements. Further, at least one member of the Audit Committee must be determined to be an “audit committee financial expert” (as such term is defined in the rules and regulations promulgated by the SEC pursuant to Sarbanes-Oxley) by the Board.
The chairperson of the Audit Committee shall be designated by the Board by a majority vote.
Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Audit Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.
III.	MEETINGS OF THE AUDIT COMMITTEE
The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet at least prior to the issuance of the Trust’s annual and semi-annual financial statements and special meetings shall be called, as circumstances require and at the discretion of the Audit Committee chair or by majority vote of the members of the Audit Committee. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

A-2

The Audit Committee shall periodically, and at least annually, meet separately with the Independent Auditor. The Audit Committee may, at the discretion of the Audit Committee, meet with the chief financial officer of the Trust and those officers (collectively, “Financial Officers”) of the Trust and/or the Trust’s investment adviser who are responsible for assisting with the preparation of the Trust’s financial statements. Such meetings shall also, at the discretion of the Audit Committee, be periodically conducted separately and outside the presence of any or all other representatives of management and will be conducted separately in the event that the Independent Auditor or Financial Officer(s) desire to discuss any matter privately with the Audit Committee.
A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the 1940 Act.
The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trusts.
IV.	AUTHORITY
The Audit Committee shall have the authority to carry out its duties and responsibilities, as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from such experts and consultants as the Audit Committee may deem appropriate. Such authority includes, without limitation, the authority to cause the Trust to provide the necessary funding, as determined by the Audit Committee (i) to compensate the Independent Auditor and any advisers, experts or consultants employed by or at the direction of the Audit Committee and (ii) to pay such other administrative expenses of the Audit Committee that are necessary or appropriate, in the judgment of the Audit Committee, to carry out the duties and responsibilities of the Audit Committee.
V.	DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE
In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:
(a)	Oversight of the Auditor’s Engagement/Independence
(i)	Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation

A-3

of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;
(ii)
Review and, in its sole discretion, approve the Independent Auditor’s annual engagement letters as related to any audit or permitted non-audit services, including the proposed fees contained therein, prior to the commencement of the audit or delivery of non-audit services;

(iii)	Pre-approve:
(A)	all engagements for audit services to be provided by the Independent Auditor to the Trust; and
(B)	all engagements (“Covered Non-Audit Engagements”) for non-audit services to be provided by the Independent Auditor
(i)	to the Trust; and/or
(ii)
to the Trusts’ investment adviser or any entity (“Related Entity”) controlling, controlled by or under common control with an investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-; provided

1.
that such pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust;

2.
that such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser;

3.	that pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in Section VI; and
4.
this Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the SEC or the NYSE, in accordance with Sarbanes-Oxley.

A-4

(iv)
Ensure receipt of a formal written statement delineating all relationships between the Independent Auditor and the Trust, as consistent with applicable standards adopted by the Public Company Accounting Oversight Board (“PCOAB Standards”);

(v)	RESERVED;
(vi)
In connection with the pre-approval of audit services to be provided to the Trust by the Independent Auditor, review the qualifications, performance and independence of the Independent Auditor with a view to forming a basis for decisions regarding the retention, replacement or termination of the Independent Auditor when circumstances warrant;

(vii)	Oversee the independence of the Independent Auditor by, among other things:
(A)
engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the Independent Auditor’s independence;

(B)
receiving periodic reports from the Independent Auditor regarding compliance by the Independent Auditor with the audit partner rotation requirements contained in Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder;

(C)
receiving reports from management regarding compliance by the Trust, their investment adviser and the Independent Auditor with the employee conflict of interest requirements contained in Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder, which requirements or policies related thereto may be set forth in the terms of the engagement letter pursuant to which the Independent Auditor conducts its audit, or otherwise; and

(D)	if deemed necessary by the Audit Committee, considering whether there should be a regular rotation of the Independent Auditor; and
(viii)
Instruct the Independent Auditor that the Independent Auditor is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the retention, compensation, and termination of the Independent Auditor.

A-5

(b)	Oversight of the Audit
(i)
Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan’s progress, changes thereto and results periodically during the year, and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

(ii)	Obtain, at least annually, from the Independent Auditor and review a report describing:
(A)	all critical accounting policies and practices used for the Trust;
(B)	the Independent Auditor’s internal quality-control procedures;
(C)	any material issues raised by the most recent internal quality-control review, or peer review of the Independent Auditor;
(D)
any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Independent Auditor and any steps taken to deal with any such issues;

(E)	(to assess the Independent Auditor’s independence) all relationships between the Independent Auditor and the Trust;
(F)
all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

(G)	other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;
(iii)
Review, as the Audit Committee may deem appropriate to carry out its oversight functions, with the Independent Auditor, the chief financial officer of the Trust and such other officers of the Trusts or its investment adviser as may be responsible for the Trust’s internal audit function and for assisting with the preparation of the Trust’s financial statements:

(A)	the Trust’s annual audited financial statements and interim financial statements, and any major issues related thereto;
(B)	critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit

A-6

Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust’s financial statements;
(C)	the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust; and
(iv)
Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

(A)	any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);
(B)	any communications between the audit team and the Independent Auditor’s national office respecting auditing or accounting issues presented by the engagement; and
(C)	any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Trust;
(v)	Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and
(vi)	Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934, as amended.
(c)	Oversight of Internal Audit Function and Controls and Procedures
(i)
To the extent, and at such times, as deemed appropriate by the Audit Committee in light of its oversight functions, review periodically with the Trust’s chief executive officer, chief financial officer and Independent Auditor the following:

(A)
all significant deficiencies in the design or operation of internal controls relating to financial reporting of the Trust and any Related Entity, or, to the knowledge of such persons, other service providers, which could adversely affect the Trust’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

A-7

(B)
any fraud, whether or not material, that involves management or other employees of the Trust, Related Entities, or, to the knowledge of such persons, other service providers to the Trusts who have a significant role in the Trust’s internal controls; and

(C)
any significant changes in internal controls relating to financial reporting or in other factors that could significantly affect such internal controls over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d)	Compliance
(i)
Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor and the Trust’s management (including the chief financial officer, management of the Trust’s investment adviser and management of other relevant service providers of the Trust) and ensure that such procedures afford such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis and as the Audit Committee may deem necessary or appropriate;

(ii)	Establish procedures for:
(A)	the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and
(B)
the confidential, anonymous submission by employees of the Trust’s investment adviser and other service providers responsible for such services, or other persons, of concerns regarding questionable accounting or auditing matters;

(iii)
Consistent with the Audit Committee’s authority as set forth in Section IV of this Charter, secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without further approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust;

(iv)	Discuss policies with respect to risk assessment and risk management; and

A-8

(v)	Discuss generally the Trust’s dividends press releases, as well as related financial information and guidance provided to analysts and rating agencies, if any.
(e)	Miscellaneous
The Audit Committee shall:
(i)	Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate; and
(ii)	Perform an annual performance evaluation of the Audit Committee.
VI.	PRE-APPROVAL POLICY/PROCEDURES
All audit and non-audit services shall be specifically pre-approved by the Audit Committee to be provided to the Trust or, to the extent set forth in Section V of this charter, to its investment adviser and/or any Related Entity.
Requests for pre-approval of Covered Non-Audit Engagements should be submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests should include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee financial expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $25,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

A-9

VII.	REPORTING
The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with related legal or regulatory requirements, the performance and independence of the Independent Auditor, or the performance of the Trust’s internal audit function. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.
The Audit Committee shall approve the “Audit Committee Statement” required by the rules of the SEC to be included in the Trust’s annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed under applicable PCOAB Standards; (c) received the written disclosures and the letter from the Independent Auditor required under applicable PCOAB Standards and have discussed with the Independent Auditor the auditor’s independence; and (d) made a recommendation to the Board as to whether the financial statements should be included in the Trust’s annual report for the past fiscal year, as filed with the SEC.
VIII.	RESOURCES
The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IX.	LIMITS ON ROLE OF AUDIT COMMITTEE
The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Independent Auditor’s responsibility to plan and carry out a proper audit. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the Trust’s financial statements;

A-10

(2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Independent Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the Independent Auditor.
The review of the Trust’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of management for preparing, or the Independent Auditor for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the Committee members reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

A-11

APPENDIX B
CBRE GLOBAL REAL ESTATE INCOME FUND
NOMINATING COMMITTEE CHARTER
There shall be a nominating committee (the “Committee”) of the Board of Trustees of the CBRE Global Real Estate Income Fund (the “Fund”), which shall be composed of all of the Trustees of the Fund who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”).
The functions of the nominating committee are described in this charter. The Board of Trustees of the Fund (the “Board”), including at least a majority of the Independent Trustees, has adopted this Charter and the Board shall approve any changes to this Charter.
Board Composition and Procedures
The Committee shall advise the Board with respect to Board composition and procedures. In furtherance of this purpose, the Committee shall review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.
Independent Trustee Nominations
The nominating committee shall evaluate candidates’ qualifications to serve as Independent Trustees and their independence from the Fund and the Funds’ investment advisor and other principal service providers. In evaluating all Independent Trustee candidates, the Committee should consider among other factors that it may deem relevant:
•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;
•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;
•
the contribution which the person may be expected to make to the Board and the Fund, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Committee, in its sole judgment, may consider relevant;

•	the character and integrity of the person;

B-1

•	whether or not the person is an “interested person” as defined in the 1940 Act;
•
whether or not the person has any relationships that might impair their independence, such as any business, financial or family relationships with Fund management, the Fund’s investment advisor, or any other principal Fund service providers or their affiliates; and

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes.
While the Committee is solely responsible for the selection and nomination of the Independent Trustees, the Committee may accept Independent Trustee nominations from the investment advisor to the Fund and Fund shareholders, as it deems appropriate. Shareholders who wish to recommend a nominee may do so by submitting their recommendation with biographical information and a statement as to the qualifications of the proposed nominee to the Secretary of the Fund.
After a determination by the Committee that a person should be selected and nominated as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.
Independent Trustee Compensation
The Committee shall periodically review Independent Trustee compensation.
Self-Assessment
The Committee shall supervise an annual assessment by Trustees of the Board, including its committees, which assessment shall take into account such factors as the Committee may deem appropriate.
In connection with the annual self-assessment, the Committee shall review the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, whether committees should be combined or reorganized and the membership and chairmanships of all committees of the Board. The Committee shall make recommendations for any action regarding the foregoing to the full Board.
Other Powers and Responsibilities
The Committee shall act by majority of its members present at a meeting at which at least half of its members are present or by written consent of a majority of its members.

B-2

The Committee is authorized to consult independent counsel and other service providers and to subscribe for or otherwise obtain information it considers useful in performing its responsibilities.
The Committee shall review and reassess the adequacy of this Charter on an annual basis and propose any changes for approval by the Board.
In the absence of the Chairperson of the Board at a quarterly or special meeting of the Board, the Chairperson of the Committee shall preside over the applicable meeting of the Board.
Last amended: October 23, 2023

B-3

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78908-Z91054

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

1. To elect a Trustee:

CBRE Global Real Estate Income Fund Class III Trustee

01) Leslie E. Greis

For All	**Withhold All**	**For All Except**
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS A TRUSTEE. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Your signature(s) on this proxy should be exactly as your name or names appear(s) on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please print your full title next to your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

V78909-Z91054

The undersigned holder of the above-referenced Fund, a Delaware statutory trust (the "Fund"), hereby appoints Jonathan A. Blome and Jeff C. Chang, proxies for the undersigned, with full powers of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on October 9, 2025 at 10:00 a.m. (Eastern time), and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.